SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 16, 2003

                          GREENE COUNTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Federal                      0-25165                   14-1809721
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)



302 Main Street, Catskill NY                                             12414
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (518) 943-2600


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.           Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

                  Exhibit No.           Description
                  -----------           -----------

                      99                Press release dated July 16, 2003

Item 9.           Regulation FD Disclosure.

     The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition.

     On July 16, 2003, Greene County Bancorp, Inc. (the "Company") announced the declaration of its next semi-annual cash dividend. A copy of the press release dated July 16, 2003, giving details associated with the dividend is attached as
Exhibit 99 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      GREENE COUNTY BANCORP, INC.


DATE:  July 16, 2003                  By:  /s/ J. Bruce Whittaker
                                           -------------------------------------
                                           J. Bruce Whittaker
                                           President and Chief Executive Officer

                                   EXHIBIT 99

                  PRESS RELEASE OF GREENE COUNTY BANCORP, INC.
July 16, 2003
FOR IMMEDIATE RELEASE
Contact: Michelle Plummer, CPA
Chief Financial Officer
518.943.2600      Ext 2007

               Greene County Bancorp, Inc. Increases Cash Dividend

Catskill,  NY - July  16,  2003.  - J.  Bruce  Whittaker,  President  and  Chief
Executive Officer of Greene County Bancorp, Inc. (NASDAQ - GCBC), today announced that the Company has declared a semi-annual cash dividend of $.36 per share of the Company's common stock. The dividend represents a 5.88% increase from the prior dividend rate of $.34 per share. The dividend will be payable to stock-holders of record as of August 15, 2003, and will be payable on September 1, 2003.

The Company is the majority-owned subsidiary of Greene County Bancorp, MHC, a federal mutual holding company, which owns 56.5 percent of the Company's outstanding shares. Greene County Bancorp, MHC will file a regulatory notice of its intention to waive the receipt of dividends paid on its shares of the Company.

Greene County  Bancorp,  Inc. is the parent  corporation  for The Bank of Greene county, A New York-chartered savings bank headquartered in Catskill, NY. The Bank operates six full service offices in Catskill, Cairo, Coxsackie, Greenville, Tannersville and Westerlo, NY.

                                      (End)